                                                                      Exhibit 23


                         INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Form 10 to be filed by Lanstar Semiconductor Inc. of the following reports which are described below:

                 Description of Report                          Date of Report
                 ---------------------                          --------------
Audit of consolidated and combined financial statements
of Lanstar Semiconductor Inc. and Subsidiaries and
Lanstar Computer Corporation and Subsidiary as of
December 31, 1996 and 1995                                      October 2, 1997

Audit of consolidated financial statements of MG TK
Corp. and Subsidiary as of December 31, 1996 and 1995           October 2, 1997

Audit of pro forma consolidated and combined
(condensed) financial statements of Lanstar Semiconductor
Inc. and Subsidiaries and Lanstar Computer Corporation
and Subsidiary as of December 31, 1996                          October 2, 1997

Review of consolidated and combined financial statements
of Lanstar Semiconductor Inc. and Subsidiaries and
Lanstar Computer Corporation and Subsidiary as of June
30, 1997 and 1996                                               October 15, 1997

Review of consolidated and combined financial statements
of Lanstar Semiconductor Inc. and Subsidiaries and
Lanstar Computer Corporation and Subsidiary as of
September 30, 1997 and 1996                                     October 24, 1997

Review of pro forma consolidated and combined
(condensed) financial statements of Lanstar Semiconductor
Inc. and Subsidiaries and Lanstar Computer Corporation
and Subsidiary as of June 30, 1997 and 1996                     October 15, 1997

Review of pro forma consolidated and combined
(condensed) financial statements of Lanstar Semiconductor
Inc. and Subsidiaries and Lanstar Computer Corporation
and Subsidiary as of September 30, 1997 and 1996                October 24, 1997



                                        S/CHESHIER & FULLER, L.L.P.

                                        CHESHIER & FULLER, L.L.P.

Dallas, Texas
October 24, 1997